EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997, included in H.T.E., Inc.'s Form S-1 (File No. 333-22637) and to all references to our Firm included in this registration statement.

Orlando, Florida,
August 21, 1997                                         /S/ Arthur Andersen LLP